Project debt	12 Months Ended
Dec. 31, 2019
Project debt [Abstract]
Project debt
Note 15.- Project debt

The main purpose of the Company is the long-term ownership and management of contracted concessional assets, such as renewable energy, efficient natural gas, electric transmission lines and water assets, which are financed through project debt. This note shows the project debt linked to the contracted concessional assets included in Note 6 of these consolidated financial statements.

Project debt is generally used to finance contracted assets, exclusively using as a guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In most of the cases, the assets and/or contracts are set up as a guarantee to ensure the repayment of the related financing. In addition, the cash of the Company´s projects includes funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $339 million as of December 31, 2019 ($296 million as of December 31, 2018).

Compared with corporate debt, project debt has certain key advantages, including a greater leverage and a clearly defined risk profile.

The variations for 2019 and 2018 of project debt have been the following:

	Project debt - long term	Project debt - short term	Total
Balance as of December 31, 2018	4,826,659	264,455	5,091,114
Increases	53,222	280,005	333,226
Decreases	(19,272)	(516,147)	(535,418)
Currency translation differences	(33,718)	(2,855)	(36,574)
Reclassifications	(756,981)	756,981	-
Balance as of December 31, 2019	4,069,909	782,439	4,852,348

The line “Increases” includes primarily accrued interests for the year.

The decrease of Project debt during the year 2019 is primarily due to the contractual payments of debt for the year and the partial repayment of Solana debt using the indemnity received from Abengoa for $22.2 million (Note 10). Interests accrued are offset by a similar amount of interests paid during the year.

Due to the PG&E Corporation and its regulated utility subsidiary, Pacific Gas and Electric Company (“PG&E”), chapter 11 filings in January 2019, a default of the PPA agreement with PG&E occurred. Since PG&E failed to assume the PPA within 180 days from the commencement of the PG&E’s chapter 11 proceedings, a technical event of default was triggered under the Mojave project finance agreement in July 2019. Although the Company does not contemplate the scenario under which the DOE would declare the acceleration of debt repayment, the project debt agreement does not have an unconditional right to defer the settlement of the debt for at least twelve months as of December 31, 2019, as the event of default provision make that right not totally unconditional, and therefore the debt has been presented as current in these consolidated financial statements in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”.

	Project debt - long term	Project debt - short term	Total
Balance as of December 31, 2017	5,228,917	246,291	5,475,208
Increases	105,466	288,541	393,007
Decreases	(98,450)	(522,317)	(620,767)
First time application of IFRS 9 effective January 1, 2018	(39,599)	-	(39,599)
Debt refinancing IFRS 9 impact	(36,642)	-	(36,642)
Change in the scope of the consolidated financial statements (Note 5)	79,016	2,346	81,362
Currency translation differences	(150,019)	(12,436)	(162,455)
Reclassifications	(262,030)	262,030	-
Balance as of December 31, 2018	4,826,659	264,455	5,091,114

The line “Increases” includes primarily accrued interests for the year.

Main variations in Project debt during the year 2018 were the result of:

-
A net decrease primarily due to the contractual payments of debt for the year and the partial repayment of Solana debt using the indemnity received from Abengoa during the year 2018 for $61.5 million (see Note 10). Interests accrued are offset by a similar amount of interests paid during the year;

-	The impact of the first application of IFRS 9, ´Financial instruments´ from January 1, 2018;

-
The impact of the refinancing of the debts of Helios 1/2 and Helioenergy 1/2 on May 18, 2018 and June 26, 2018 respectively. The terms of the new debts are not substantially different from the original debts refinanced and therefore the exchange of debts instruments does not qualify for an extinguishment of the original debts under IFRS 9, ´Financial instruments´. When there is a refinancing with a non-substantial modification of the original debt, there is a gain or loss recorded in the income statement. This gain or loss is equal to the difference between the present value of the cash flows under the original terms of the former financing and the present value of the cash flows under the new financing, discounted both at the original effective interest rate. In this respect, the Company recorded a $36.6 million financial income in the profit and loss statement of the consolidated financial statements (see Note 21);

-	The acquisition of assets and the consolidation of its debt during the year (see Note 5).

The repayment schedule for project debt in accordance with the financing arrangements and assuming there will be no acceleration of the Mojave debt, as of December 31, 2019, is as follows and is consistent with the projected cash flows of the related projects:

2020		2021	2022	2023	2024	Subsequent years	Total
Interest Repayment	Nominal repayment
12,799	256,620	262,787	293,642	319,962	335,067	3,371,724	4,852,348

Current and non-current loans with credit entities include amounts in foreign currencies for a total of $2,291,262 thousand as of December 31, 2019 ($2,464,352 thousand as of December 31, 2018).

The following table details the movement in Project debt for the year 2019, split between cash and non-cash items:

	January 1, 2019	Cash Flow	Non-cash changes	December 31, 2019
Project debt	5,091,114	(531,726)	292,960	4,852,348

The non-cash changes primarily relate to interests accrued and to currency translation differences.

The equivalent in U.S. dollars of the most significant foreign-currency-denominated debts held by the Company is as follows:

	Balance as of December 31,
Currency	2019	2018
Euro	1,882,618	2,049,892
Algerian Dinar	24,331	29,545
South African Rand	384,313	384,915
Total	2,291,262	2,464,352

All of the Company’s financing agreements have a carrying amount close to its fair value.